-------------------------------------------------------------------------------

                           GMAC RFC (graphic omitted)

                  Banc of America Securities (graphic omitted)

                            RMBS NEW ISSUE TERM SHEET


                    $2,100,000,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2003-KS2

                           RASC SERIES 2003-KS2 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                                 MARCH 3, 2003

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



                                                SERIES 2003-KS2


                                                                    Expected
                                                        Expected   Principal       Final          Expected
                       Expected                         WAL          Window        Scheduled       Ratings
              Loan   Approximate   Interes  Principal    (yrs)       (mos)       Distribution     (Moody's /
Class(1)(2)   Group    Size (1)      Type     Type      CALL/MAT    CALL/MAT       Date (7)          S&P)
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
A-I-1(5)       I     279,000,000   Floating    SEQ      0.90/0.90  0-20/0-20        7/25/19        Aaa/AAA
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
A-I-2(5)       I      96,100,000    Fixed      SEQ      2.00/2.00 20-28/20-28      12/25/23        Aaa/AAA
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
A-I-3(5)       I     136,800,000    Fixed      SEQ      3.00/3.00 28-47/28-47      10/25/28        Aaa/AAA
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
A-I-4(5)       I      94,200,000    Fixed      SEQ      5.00/5.00 47-79/47-79       2/25/31        Aaa/AAA
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
A-I-5(4)(5)    I      69,650,000    Fixed      SEQ      8.30/10.9779-103/79-219     8/25/32        Aaa/AAA
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
A-I-6(5)(8)    I      85,000,000    Fixed      NAS      6.48/6.62 37-103/37-216     7/25/32        Aaa/AAA
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
A-I-IO(3)(5) I          Notional    Fixed    Notional                                              Aaa/AAA
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
M-I-1(5)(9)    I      36,125,000    Fixed      MEZ      5.68/6.17 37-103/37-164     8/25/32         Aa2/AA
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
M-I-2(5)(9)    I      29,750,000    Fixed      MEZ      5.68/6.02 37-103/37-145     8/25/32         A2/A+
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
M-I-3(5)(9)    I      23,375,000    Fixed      MEZ      5.35/5.39 37-103/37-117     8/25/32       Baa2/BBB+
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
A-II-A(4)(5)(6II-A   575,000,000   Floating Pass-Thru                                              Aaa/AAA
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
A-II-B(4)(5) II-B    575,000,000   Floating Pass-Thru   2.28/2.46  0-67/0-147       1/25/33         Aaa/AAA
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
M-II-1(4)(5)(9)II     46,875,000   Floating    MEZ      4.06/4.33 38-67/38-100      1/25/33         Aa2/AA
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
M-II-2(4)(5)(9)II     43,750,000   Floating    MEZ      3.93/4.02 37-67/37-84       1/25/33         A2/A+
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------
M-II-3(4)(5)(9)II      9,375,000   Floating    MEZ      3.21/3.21 37-48/37-48       1/25/33       Baa2/BBB+
------------- ------ ------------- ------- ------------ --------- ------------- ---------------- -------------


 STRUCTURE:

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Offered Certificates will be priced to the Optional Termination Date and applicable Pricing Speed for the related loan group.

(3) The Class A-I-IO Certificates Notional Schedule and coupon are described on page 3.

(4) The pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date after the Optional Termination Date for Loan Group I. Likewise, the applicable margin for the Class A-II Certificates will double and the applicable margin for the Class M-II Certificates will increase by a multiple of 1.5x on the second Distribution Date after the Optional Termination Date for Loan Group II.

(5) The Offered Certificates may be subject to the applicable Net WAC Cap. It is not expected that the Class A-I-IO Certificates will be subject to the applicable Net WAC Cap as described herein.

(6)   The Class A-II-A is not available due to reverse inquiry.

(7) Assuming no prepayments on the mortgage loans, no losses or delinquencies on the mortgage loans, a required overcollateralization amount of $0 and no excess cash flow on any distribution date.
(8)   Principal Lockout Bond
(9) The Class M-I Certificates and the Class M-II Certificates are not expected to receive principal payments prior to the Stepdown Date.

                                  PRICING SPEED
--------------------------------------------------------------------------------
LOAN GROUP I 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter).
LOAN GROUP II 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)
------------------- ------------------------------------------------------------

                         GROUP A-I-IO NOTIONAL SCHEDULE

Class A-I-IO will be a Aaa/AAA rated interest-only class. The notional amount of Class A-I-IO is equal to the lesser of (i) the aggregate principal balance of the Mortgage Loans in Loan Group I and (ii) the following schedule. The coupon of Class A-I-IO is equal to [3.50]%.


-------------------- ------------------------------ ------------------- -----------------------------
 DISTRIBUTION DATE          NOTIONAL AMOUNT         DISTRIBUTION DATE         NOTIONAL AMOUNT
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       4/03                   156,000,000                  7/04                  48,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       5/03                   144,000,000                  8/04                  45,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       6/03                   133,000,000                  9/04                  41,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       7/03                   123,000,000                 10/04                  38,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       8/03                   114,000,000                 11/04                  35,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       9/03                   106,000,000                 12/04                  33,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       10/03                  98,000,000                   1/05                  30,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       11/03                  90,000,000                   2/05                  28,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       12/03                  84,000,000                   3/05                  26,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       1/04                   77,000,000                   4/05                  24,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       2/04                   72,000,000                   5/05                  22,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       3/04                   66,000,000                   6/05                  20,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       4/04                   61,000,000                   7/05                  19,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       5/04                   57,000,000                   8/05                  17,000,000
-------------------- ------------------------------ ------------------- -----------------------------
-------------------- ------------------------------ ------------------- -----------------------------
       6/04                   52,000,000                   9/05                  16,000,000
-------------------- ------------------------------ ------------------- -----------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
---------------------------- ---------------------------------------------------

TITLEOF  SECURITIES:   RASC  Home  Equity  Mortgage  Asset-Backed   Pass-Through
     Certificates, Series 2003-KS2

OFFERED CERTIFICATES: Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates and the Class A-I-6 (the "Class A-I Certificates"); and Class A-II-A Certificates and Class A-II-B Certificates (the "Class A-II Certificates"); The Class A-I Certificates and the Class A-II Certificates are referred herein as the "Class A Certificates".


                             Class M-I-1 Certificates, Class M-I-2 Certificates, and Class M-I-3 Certificates (the "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates, and Class M-II-3 Certificates (the "Class M-II Certificates").


                             The M-I-1 Certificates and M-II-1 Certificates, (the "M-1 Certificates"). The M-I-2 Certificates and M-II-2 Certificates, (the "M-2 Certificates"). The M-I-3 Certificates and M-II-3 Certificates, the ("M-3 Certificates).


                             The Class M-I Certificates and the Class M-II Certificates are referred herein as the "Class M Certificates".


                             Class A Certificates, Class M Certificates and the Class A-I-IO Certificates are referred herein as the "Offered Certificates".

MASTER SERVICER:             Residential Funding Corporation

The  primary  servicing  will be  provided  by  HomeComings  Financial  Network,
     SUBSERVICER: Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately [83.02]% of the Mortgage Loans in Loan Group I and [91.47]% of the Mortgage Loans in Loan Group II.


TRUSTEE:                     JPMorgan Chase Bank

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation.

JOINTLEAD  MANAGERS:  Banc of America  Securities  LLC and  Residential  Funding
     Securities Corporation

CO-MANAGERS:  Bear,  Stearns & Co. Inc., Credit Suisse First Boston LLC, Salomon
     Smith Barney Inc.

MORTGAGE INSURANCE           Mortgage Guaranty Insurance Corporation ("MGIC")
PROVIDER:

STATISTICAL CUT-OFF DATE:    February 1, 2003

CUT-OFF DATE:                March 1, 2003

CLOSING DATE:                On or about April 2, 2003

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)

DISTRIBUTION  DATES:  Distribution  of  principal  and  interest  on the Offered
     Certificates will be made on the 25th day of each month, or if such day is not a business day, the first business day thereafter, beginning in April 2003.

FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear. The Class A, Class M-I-1, and Class M-II-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-I-2, Class M-I-3, Class M-II-2, and Class M-II-3 Certificates will be offered in minimum denominations of [$250,000] and integral multiples of $1 in excess thereof.

TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISAELIGIBILITY: The Offered Certificates MAY BE eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

SMMEAELIGIBILITY:  NONE of the Offered  Certificates  are expected to constitute
     "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

EXPENSE FEE RATE: With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such loan Mortgage Loan and, if applicable, the premium for the Mortgage Insurance Policy provided by MGIC for the covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

MORTGAGE LOANS: The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist solely of fixed-rate subprime home equity Mortgage Loans secured by first liens (95.38%) and second liens (4.62%) on mortgaged properties, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties.

     Loan Group II will be subdivided into two groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $322,700 if a single family property (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-family property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three-family property (or $748,950 if the property is located in Hawaii or Alaska), or $620,500 if a four-family property (or $930,750 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A.

MORTGAGE INSURANCE POLICY: The depositor will acquire a mortgage insurance policy, (the "MI Policy") for certain Mortgage Loans with LTV ratios in excess of 50% for both Loan Group I and Loan Group II. As of the Cut-off Date, approximately [60.40%] of Loan Group I and approximately [69.86%] of Loan Group II will be covered by a mortgage insurance policy (the "Mortgage Insurance Policy") issued by MGIC. The Mortgage Insurance Policy will be subject to certain limitations as described in the prospectus supplement.

--------------------------------------------------------------------------------

GROUPI NET WAC  CAP:  The  pass-through  rate of each  class  of the  Class  A-I
     Certificates (except for the Class A-I-1 Certificates) and Class M-I Certificates will be subject to a cap equal to (x) the weighted average of the mortgage rates (net of the Expense Fee Rate) on the Loan Group I Mortgage Loans as of the due date immediately preceding the related due period minus (y) the product of (i) the pass-through rate on the Class
     A-I-IO Certificates and (ii) a fraction, the numerator of which is the notional amount of the Class A-I-IO Certificates and the denominator of which is the balance of the Loan Group I Mortgage Loans. This rate cap is referred to as the Group I Net WAC Cap.

CLASSA-I-1 NET WAC CAP: The pass-through rate of the Class A-I-1 Certificates may be subject to a cap equal to the product of (x) the Group I Net WAC Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPI NET WAC CAP SHORTFALL: If on any Distribution Date the pass-through rate on any class of Class A-I Certificates or the Class M-I Certificates is limited to the Group I Net WAC Cap (or Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates), the resulting shortfall will carry forward with interest thereon, provided, however, that the amount of the shortfall will not exceed the excess of the weighted average of the mortgage rates (net of Expense Fee Rate) on the Loan Group I Mortgage Loans as of the due date immediately preceding the related due period over the Group I Net WAC Cap (or Class A-I-1 in the case of the Class A-I-1 Certificates). Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under Excess Cashflow Distributions. No such carryover will be paid to any class of Class A-I Certificates or Class M-I Certificates once such class' certificate principal balance has been reduced to zero.

GROUPI NET WAC CAP SHORTFALL CARRY-FORWARD AMOUNT: With respect to each class of Class A-I Certificates, other than the Class A-IO Certificates, and the Class M-I Certificates and any distribution date, an amount equal to any unpaid Group I Net WAC Cap Shortfalls from the current and prior distribution dates, plus interest thereon at a rate equal to the related pass-through rate.

GROUPII NET WAC CAP: The pass-through  rates of the Class A-II  Certificates and
     Class M-II Certificates with respect to each Distribution Date will be a per annum rate equal to the lesser of (x) one-month LIBOR plus the applicable margin and (y) the product of (i) weighted average of the mortgage rates (net of the Expense Fee Rate) on the Loan Group II Mortgage Loans as of the due date immediately preceding the related due period and
     (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period. The rate cap described in clause (y) above is referred to as the Group II Net WAC Cap.

GROUPII BASIS RISK SHORTFALL: If on any Distribution Date the pass-through rate on any class of Class A-II Certificates or Class M-II Certificates is limited to the Group II Net WAC Cap, the resulting shortfall will carry forward with interest thereon, provided, however, that the amount of the carryforward will not exceed the excess of the Group II Maximum Lifetime Rate Cap over the Group II Net WAC Cap. The Group II Maximum Lifetime Rate Cap will equal the weighted average of the maximum mortgage rates (net of the Expense Fee Rate) on the Loan Group II Mortgage Loans as of the due date immediately preceding the related due period. Such reimbursement will only come from interest on the Mortgage Loans and proceeds from the Yield Maintenance Agreement and will be paid as described under Excess Cashflow Distributions. No such carryforward will be paid to any class of Class A-II Certificates of Class M-II Certificates once such class' certificate principal balance has been reduced to zero.

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)


GROUPII BASIS RISK SHORTFALL  CARRY-FORWARD  AMOUNT:  With respect to each Class
     A-II Certificates and Class M-II Certificates, and any distribution date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior distribution dates, plus interest thereon at a rate equal to the related pass-through rate.

COUPON STEP UP: If the Master  Servicer  does not  purchase the  remaining  Loan
     Group I Mortgage Loans on the Optional Termination Date, the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date following the related Optional Termination Date. If the Master Servicer does not purchase the remaining Loan Group II Mortgage Loans on the Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following the related Optional Termination Date.

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT

CREDIT ENHANCEMENT: Credit enhancement for the structure is provided by the following:

(1) Excess Cashflow;
(2) Overcollateralization;
(3) Limited    cross    collateralization;    and
(4) Subordination.

EXPECTED CREDIT SUPPORT
PERCENTAGE:
                         LOAN GROUP I                    LOAN GROUP II
                          Initial                        Initial
                           Credit    After Stepdown       Credit  After Stepdown
Class Support Support Class Support Support
  A [11.25%] [22.50%] A [8.50%] [17.00%]
               M-1         [7.00%]      [14.00%]      M-1 [4.75%]       [9.50%]
               M-2         [3.50%]       [7.00%]      M-2 [1.25%]       [2.50%]
               M-3         [0.75%]       [1.50%]      M-3 [0.50%]       [1.00%]

SUBORDINATION PERCENTAGE:

                LOAN GROUP I                         LOAN GROUP II

          Class  Subordination Percentage   Class   Subordination Percentage
          A             [77.50]%             A           [83.00]%
          M-1           [86.00]%            M-1             [90.50]%
          M-2           [93.00]%            M-2             [27.50]%
          M-3           [98.50]%            M-3             [99.00]%


EXCESS CASHFLOW: For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount on the related classes of Offered Certificates and (b) any overcollateralization reduction amounts.

     Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

OVERCOLLATERALIZATION AMOUNT: The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related Offered Certificates, resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Offered Certificates is created. Excess interest from the related loan group, and to the extent available, excess interest from the non-related loan group, will be directed to build each loan group's OC until the respective loan group reaches its required OC Target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied on the seventh Distribution Date (October 2003) for both loan groups.

--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)


OVERCOLLATERALIZATION    TARGET    AMOUNT:    For   either    loan   group   the
     Overcollateralization Target Amount ("OC Target") will be equal to zero for the first six Distribution Dates. On any Distribution Date thereafter (a) with respect to Loan Group I (i) prior to the Stepdown Date, an amount equal to [0.75%] of the aggregate initial principal balance of the Mortgage Loans in Loan Group I, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) the lesser an amount equal to [0.75%] of the aggregate initial principal balance of the Mortgage Loans in Loan Group I and [1.50%] of the then outstanding current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related OC Floor or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the OC Target for the immediately preceding Distribution Date and (b) with respect to Loan Group II the OC Target will be equal to the related OC Floor.

OVERCOLLATERALIZATION  FLOOR:  An amount equal to the product of (x) [0.50%] and
     (y) the aggregate initial principal balance of the Mortgage Loans in the related loan group.

STEPDOWN DATE: For each group of certificates, the later to occur of (x) the Distribution Date in April 2006 and (y) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the Specified Enhancement Percentage.

SPECIFIED  ENHANCEMENT  PERCENTAGE:  The  Specified  Enhancement  Percentage  is
     [22.50]% for Loan Group I and [17.00]% for Loan Group II.

SENIOR ENHANCEMENT PERCENTAGE: For either loan group on any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate principal balance of the related Class M Certificates immediately prior to that Distribution Date and (y) the overcollateralization of the related loan group, and the denominator of which is the aggregate principal balance of the Mortgage Loans in that loan group as of the end of the preceding due period.

TRIGGER EVENT: A Trigger Event is in effect with respect either loan group, on any Distribution Date on or after the related Stepdown Date, if (i) the product of (x) [1.1] in the case of Loan Group I and [1.1] in the case of Loan Group II and (y) the related Sixty-Plus Delinquency Percentage, equals or exceeds the related Senior Enhancement Percentage for that Distribution Date. or (ii) if during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

CUMULATIVE REALIZED
LOSS PERCENTAGE:         DISTRIBUTION DATES      LOAN GROUP I     LOAN GROUP II
                         ------------------      ------------     -------------
                    March 2006 - February 2007     [1.60]%           [1.50]%
                    March 2007 - February 2008     [2.60]%           [2.35]%
                    March 2008 - February 2009     [3.30]%           [3.00]%
                       March 2009 and after        [4.25]%           [3.50]%

SIXTY-PLUS  DELINQUENCY  With  respect to either loan group on any  Distribution
     Date on or after the PERCENTAGE: Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that group that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including mortgaged loans in foreclosure and REO, and denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding the relevant Distribution Date.

--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)
--------------------------------------------------------------------------------

GROUP II YIELD MAINTENANCE AGREEMENT:

On the Closing Date, the Trustee will enter into a Group II Yield Maintenance Agreement with [Bank of America N.A.] (the "Counterparty") for the benefit of the Class A-II Certificates and the Class M-II Certificates. The notional balance of the Group II Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in May 2003. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 7.25%. The Group II Yield Maintenance Agreement will terminate after the Distribution Date in January 2005.

                  GROUP II YIELD MAINTENANCE AGREEMENT SCHEDULE

DISTRIBUTION DATE      NOTIONAL           STRIKE        DISTRIBUTION       NOTIONAL           STRIKE
                                                            DATE
       4/03              N.A.              N/A              3/04         1,011,300,000        6.463
       5/03          1,241,500,000        6.248             4/04          981,000,000         6.046
       6/03          1,230,200,000        6.046             5/04          951,500,000         6.248
       7/03          1,216,100,000        6.248             6/04          922,900,000         6.046
       8/03          1,199,200,000        6.046             7/04          895,200,000         6.248
       9/03          1,179,600,000        6.046             8/04          868,300,000         6.046
      10/03          1,157,300,000        6.248             9/04          842,300,000         6.046
      11/03          1,132,300,000        6.046             10/04         817,000,000         6.248
      12/03          1,104,800,000        6.248             11/04         792,400,000         6.046
       1/04          1,074,800,000        6.046             12/04         768,600,000         6.248
       2/04          1,042,600,000        6.046             1/05          724,900,000         6.046

--------------------------------------------------------------------------------
                              INTEREST DISTRIBUTION
---------------------------------- ---------------------------------------------

INTEREST DISTRIBUTIONS: Interest Distributions to the certificateholders will be made from the available amount (after payment of the monthly fees and expenses of the Issuer) from each loan group as follows: For each loan group on each Distribution Date, interest will be distributed in the following order of priority:

                                   (i) To the related Class A Certificates, accrued interest less any prepayment interest shortfalls not covered by Compensating Interest or Excess Cashflow;

                                   (ii) To the related Class A Certificates, any
                                        unpaid interest;

                                   (iii)To the related  Class M-1  Certificates,
                                        accrued  interest  less  any  prepayment
                                        interest   shortfalls   not  covered  by
                                        Compensating    Interest    or    Excess
                                        Cashflow;

                                   (iv) To the related  Class M-1  Certificates,
                                        any unpaid interest;

                                   (v) To the related Class M-2 Certificates, accrued interest less any prepayment interest shortfalls not covered by Compensating Interest or Excess Cashflow;

                                   (vi) To the related  Class M-2  Certificates,
                                        any unpaid interest;

                                   (vii)To the related  Class M-3  Certificates,
                                        accrued  interest  less  any  prepayment
                                        interest   shortfalls   not  covered  by
                                        Compensating    Interest    or    Excess
                                        Cashflow; and

                                   (viii) To the related Class M-3 Certificates,
                                        any unpaid interest.

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTION
---------------------------------- --------------------------------------------


PRINCIPAL DISTRIBUTIONS: For each loan group on each Distribution Date, the related Principal Distribution Amount will be distributed as follows:

                                   (i) The related Class A Principal Distribution Amount, to the related Class A Certificates, allocated as described below, until the aggregate principal balance of the related Class A Certificates is reduced to zero;

                                   (ii) The   related    Class   M-1   Principal
                                        Distribution   Amount,  to  the  related
                                        Class M-1 Certificates, allocated as described below, until the aggregate principal balance of the related Class M-1 Certificates is reduced to zero;

                                   (iii)The   related    Class   M-2   Principal
                                        Distribution   Amount,  to  the  related
                                        Class M-2 Certificates, allocated as described below, until the aggregate principal balance of the related Class M-2 Certificates is reduced to zero;

                                   (iv) The   related    Class   M-3   Principal
                                        Distribution   Amount,  to  the  related
                                        Class M-3 Certificates, allocated as described below, until the aggregate principal balance of the related Class M-3 Certificates is reduced to zero.

--------------------------------------------------------------------------------
                       PRINCIPAL DISTRIBUTION (CONTINUED)
---------------------------------- ---------------------------------------------

CLASSA PRINCIPAL DISTRIBUTIONS: The Class A Principal Distribution Amount relating to Loan Group I will be distributed to the Class A-I Certificates in the following order of priority:

                                   (i) To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the principal balance of the Class A-I-6 Certificates is reduced to zero;

                                   (ii) To the Class A-I-1  Certificates,  until
                                        the principal balance of the Class A-I-1
                                        Certificates is reduced to zero;

                                   (iii)To the Class A-I-2  Certificates,  until
                                        the principal balance of the Class A-I-2
                                        Certificates is reduced to zero;

                                   (iv) To the Class A-I-3  Certificates,  until
                                        the principal balance of the Class A-I-3
                                        Certificates is reduced to zero;

                                   (v) To the Class A-I-4 Certificates, until the principal balance of the Class A-I-4 Certificates is reduced to zero;

                                   (vi) To the Class A-I-5  Certificates,  until
                                        the principal balance of the Class A-I-5
                                        Certificates is reduced to zero; and

                                   (vii)To the Class A-I-6  Certificates,  until
                                        the principal balance of the Class A-I-6
                                        Certificates is reduced to zero.

                                   The Class A Principal Distribution Amount relating to Loan Group II will be distributed to the Class A-II Certificates as follows:

                                   (i) The Class A-II-A Principal Distribution Amount will be paid to the Class A-II-A Certificates until the principal balance of the Class A-II-A Certificates has been reduced to zero and then to the Class A-II-B Certificates until the principal balance of the Class A-II-B Certificates has been reduced to zero.

                                   (ii) The Class A-II-B Principal  Distribution
                                        Amount will be paid to the Class  A-II-B
                                        Certificates until the principal balance
                                        of the  Class  A-II-B  Certificates  has
                                        been  reduced  to zero  and  then to the
                                        Class  A-II-A   Certificates  until  the
                                        principal  balance  of the Class  A-II-A
                                        Certificates has been reduced to zero.

                                   Provided, however, that not withstanding the above, on any Distribution Date when the OC for Loan Group II has been reduced to zero and the certificate principal balance of all classes of the M-II Certificates have been reduced to zero, principal, principal collections and realized losses on the mortgage loans in Loan Group II-A will be allocated solely to the Class A-II-A Certificates and principal collections and realized losses on the mortgage loans in Loan Group II-B will be allocated solely to the Class A-II-B Certificates.

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
---------------------------------- ---------------------------------------------

EXCESS CASHFLOW DISTRIBUTIONS: On any Distribution Date, the Excess Cashflow for each loan group will be allocated in the following order of priority:

                                   (i) To pay the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distribution"), other than a portion of Excess Losses, incurred on the Mortgage Loans in that loan group for the preceding calendar month;

                                   (ii) To pay the  holders  of the  non-related
                                        Offered   Certificates   the   principal
                                        portion of realized losses (in the order of priority as described above under "Principal Distribution"), other than a portion of Excess Losses, incurred on the Mortgage Loans in the other loan group for the preceding calendar month to the extent not covered by Excess Cashflow from the other loan group;

                                   (iii)To  pay  the   holders  of  the  related
                                        Offered   Certificates   in  respect  of
                                        principal  (in the order of  priority as
                                        described    above   under    "Principal
                                        Distribution"),  until  the  related  OC
                                        Target has been achieved;

                                   (iv) To pay the  holders  of the  non-related
                                        Offered   Certificates   in  respect  of
                                        principal  (in the order of  priority as
                                        described    above   under    "Principal
                                        Distribution"), until the OC Target for the other loan group has been achieved to the extent not covered by Excess Cashflow from the other loan group.

                                   (v) To pay to the holders of the related Offered Certificates, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Compensating Interest on that Distribution Date;

                                   (vi) To pay to the holders of the non-related
                                        Offered Certificates, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Compensating Interest for the other loan group on that Distribution Date;

                                   (vii)To  pay to the  holders  of the  related
                                        Offered Certificates, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

                                   (viii)  To  pay  to   the   holders   of  the
                                        non-related  Offered  Certificates,  the
                                        amount   of  any   prepayment   interest
                                        shortfalls  remaining  unpaid from prior
                                        Distribution    Dates   with    interest
                                        thereon, to the extent not covered by Excess Cashflow from the other loan group;

                                   (ix) To  pay to the  holders  of the  related
                                        Class A Certificates,  pro-rata, and the
                                        related Class M  Certificates,  in order
                                        of  priority,  the amount of any Group I
                                        Net  WAC  Cap  Shortfall   Carry-Forward
                                        Amounts  and any  Group  II  Basis  Risk
                                        Shortfall   Carry-Forward   Amounts,  as
                                        applicable; and

                                   (x) To pay to the holders of the unrelated Class A Certificates, pro-rata, and the unrelated Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts and any Group II Basis Risk Shortfall Carry-Forward Amounts, in each case to the extent not covered by Excess Cashflow from the other loan group.

-------------------------------------------------------------------------------
                                   DEFINITIONS
-------------------------------------------------------------------------------


PRINCIPAL REMITTANCE AMOUNT: For either loan group on any Distribution Date, the sum of the following amounts relating to the Mortgage Loans in that loan group: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period;
     (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month.


PRINCIPAL DISTRIBUTION AMOUNT: For each loan group and any Distribution Date, the sum of (a) the related Principal Remittance Amount and (b) the related Excess Cashflow to the extent distributable as principal to cover losses on the related Mortgage Loans and build to reach the related OC Target reduced by the OC release amount in the case of Loan Group I.

CLASSA  PRINCIPAL  DISTRIBUTION  With  respect  to  either  loan  group  and any
     Distribution Date (a) AMOUNT: prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the related Principal Distribution Amount for that Distribution Date and
     (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the aggregate certificate principal balance of the related Class A Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate principal balance of the Mortgage Loans in the loan group minus the related OC Floor.

CLASSA-II-A PRINCIPAL  DISTRIBUTION  AMOUNT: On any distribution date, the Class
     A Principal Distribution Amount for Loan Group II multiplied by, a fraction, the numerator of which is the Principal Remittance Amount plus realized losses with respect to the Loan Group II-A Mortgage Loans and distributable on such distribution date, and the denominator of which is the Principal Remittance Amount plus realized losses with respect to all of the Loan Group II Mortgage Loans and distributable on such Distribution Date.

CLASSA-II-B PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution Date, the Class
     A Principal Distribution Amount for Loan Group II multiplied by, a fraction the numerator of which is the Principal Remittance Amount plus realized losses with respect to the Loan Group II- B Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the Principal Remittance Amount plus realized losses with respect to all of the Loan Group II Mortgage Loans and distributable on such Distribution Date.

CLASSA-I-6 LOCKOUT  DISTRIBUTION  AMOUNT: For any Distribution Date, the product
     of  (a)  the  Class  A-I-6  Lockout   Distribution   Percentage   for  that
     Distribution Date, (b) a fraction, the numerator of which is the outstanding principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A-I Certificates (in each case immediately prior to such Distribution
     Date) and (c) the related Class A Principal Distribution Amount for such Distribution Date.

-------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)

CLASSA-I-6   LOCKOUT   DISTRIBUTION   PERCENTAGE:   The  Class   A-I-6   Lockout
     Distribution Percentage is assigned as follows:

                                   (i) Between April 2003 and March 2006: 0%;

                                   (ii) Between April 2006 and March 2008: 45%;

                                   (iii) Between April 2008 and March 2009: 80%;

                                   (iv) Between April 2009 and March 2010: 100%;

                                   (v) April 2010 and thereafter: 300%.


CLASSM-1 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to either loan group and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that distribution date after distribution of the related Class A Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in the loan group minus the related OC Floor.

CLASSM-2 PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that distribution date after distribution of the related Class A Principal Distribution Amount and the related Class M-1 Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in the loan group minus the related OC Floor.

-------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to either loan group and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that distribution date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in the loan group minus the related OC Floor.

EXCESS FRAUD LOSSES: For either loan group, fraud losses on the Mortgage Loans in that loan group in excess of the applicable Fraud Loss Amount.

                                    Initially  the  Fraud  Loss  Amount  will be
                                   [$25,500,000] for Loan Group I and [$37,500,000] for Loan Group II. As of any determination date and with respect to either loan group, the related Fraud Loss Amount shall equal:

                                    Prior  to  the  first   anniversary  of  the
                                   Cut-Off Date, an amount equal to [3.00]% of the aggregate principal balance of the Mortgage Loans in the related loan group as of the Cut-Off Date minus the aggregate amounts allocated through subordination with respect to Fraud Losses with respect to such loan group up to such date of determination;

                                    From the first to second  anniversary of the
                                   Cut-Off Date, an amount equal to (A) the lesser of (x) the Fraud Loss Amount for that loan group as of the most recent anniversary of the Cut-Off Date and (y) [2.00]% of the aggregate principal balance of the Mortgage Loans in the related loan group as of the most recent anniversary of the Cut-Off Date minus (B) the aggregate amount allocated through subordination with respect to Fraud Losses with respect to that loan group since the most recent anniversary of the Cut-Off Date up to such date of determination; and

                                    From the second  anniversary  of the Cut-Off
                                   Date and each anniversary thereafter, an amount equal to (A) the lesser of (x) the Fraud Loss Amount for that loan group as of the most recent anniversary of the Cut-Off Date and (y) [1.00]% of the aggregate principal balance of the Mortgage Loans in the related loan group as of the most recent anniversary of the Cut-Off Date minus (B) the aggregate amount allocated through subordination with respect to Fraud Losses with respect to that loan group since the most recent anniversary of the Cut-Off Date up to such date of determination.

-------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)

EXCESS SPECIAL HAZARD LOSSES: For either loan group, special hazard losses on the Mortgage Loans in that group in excess of the applicable Special Hazard Amount.

                                    The initial  Special  Hazard  Amount will be
                                   [$8,500,000] with respect to Loan Group I and [$12,500,000] with respect to Loan Group II. As of any date of determination and with respect to either loan group, the Special Hazard Amount shall equal the respective initial Special Hazard Amount, in each case less the sum of (A) any amounts allocated through subordination in respect of Special Hazard Losses with respect to that loan group and (B) the related adjustment amount (as described in the pooling and servicing agreement).

EXTRAORDINARY LOSSES: Realized losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks.

EXCESS  LOSSES:   Excess  Fraud  Losses,   Excess   Special  Hazard  Losses  and
     Extraordinary Losses, collectively.

ALLOCATION OF LOSSES:  Any realized losses for a loan group, that are not Excess
     Losses, will be allocated in the following order of priority:

                                   (i) To Excess Cashflow for that loan group for the related Distribution Date;

                                   (ii) To Excess  Cashflow for the  non-related
                                        loan group, to the extent remaining after covering realized losses on the Mortgage Loans in that other loan group for the related Distribution Date;

                                   (iii)To the  overcollateralization  for  that
                                        loan  group,  until  reduced to zero (as
                                        further   described  in  the  prospectus
                                        supplement);

                                   (iv) To  the  overcollateralization  for  the
                                        non-related loan group, until reduced to
                                        zero  (as  further   described   in  the
                                        prospectus supplement);

                                   (v) To the related Class M-3 Certificates, until reduced to zero;

                                   (vi) To the related  Class M-2  Certificates,
                                        until reduced to zero;

                                   (vii)To the related  Class M-1  Certificates,
                                        until reduced to zero; and

                                   (viii) With  respect  to Loan  Group I, among
                                        the   Class  A-I   Certificates,   on  a
                                        pro-rata  basis,  with  respect  to Loan
                                        Group   II-A,   to  the   Class   A-II-A
                                        Certificates  and with  respect  to Loan
                                        Group   II-B,   to  the   Class   A-II-B
                                        Certificates.

PROSPECTUS: The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.



----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL

                             GROUP I MORTGAGE LOANS

SUMMARY                                                               TOTAL        MINIMUM        MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance        $743,093,462.49
Number of Loans                                                       7,891
Average Current Loan Balance                                     $94,169.75      $8,408.38    $539,030.46
(1) (2) Weighted Average Original Loan-to-Value Ratio                79.23%          7.00%        100.00%
(1) Weighted Average Mortgage Rate                                   8.307%         5.500%        14.500%
(1) Weighted Average Net Mortgage Rate                               7.043%         3.940%        13.920%
(1) Weighted Average Remaining Term to Maturity (months)                322            115            360
(1) (3) Weighted Average Credit Score                                   622            451            808
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans  secured by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans. (3) 99.88% of the Group I Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                      0.00%
                                              Fixed                                         100.00%

         Fully Amortizing Mortgage Loans                                                     91.98%

         Lien                                 First                                          95.38%
                                              Second                                          4.62%

         Property Type                        Single-family detached                         81.52%
                                              Two- to four- family units                      6.83%
                                              Planned Unit Development (detached)             5.87%
                                              Condo Low-Rise (less than 5                     1.99%
                                    stories)
                                              Planned Unit Development (attached)             1.54%
                                              Manufactured Home                               1.15%
                                              Townhouse                                       1.05%


         Occupancy Status                     Primary Residence                              88.27%
                                              Non Owner-occupied                             10.73%
                                              Second/Vacation                                 1.00%

         Geographic Distribution              California                                     11.72%
                                              Florida                                         9.25%
                                              Texas                                           8.18%
                                              Michigan                                        4.82%
                                              New York                                        4.60%
         Number of States (including DC)      51
         Largest Zip Code Concentration       60201                                           0.16%
         Loans with Mortgage Insurance                                                     [60.97%]
         Loans with Prepayment Penalties                                                     66.00%
----------------------------------------------------------------------------------------------------------



CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                      NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
             CREDIT SCORES                     LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                      68           $    4,779,956                       0.64%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                       126                6,777,036                      0.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539                                       299               21,023,382                      2.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559                                       602               46,873,532                      6.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579                                       792               63,193,182                      8.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599                                       930               79,576,063                     10.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619                                     1,468              137,094,614                     18.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                     1,257              127,780,610                     17.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659                                       983              105,652,937                     14.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679                                       608               69,495,742                      9.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699                                       316               33,817,806                      4.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719                                       196               22,148,004                      2.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739                                       104               11,467,000                      1.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759                                        59                5,890,547                      0.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater                                   63                6,653,334                      0.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                   7,871           $  742,223,745                      99.88%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)                                 20                  869,718                      0.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                  NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
           PRINCIPAL BALANCES                 LOANS          CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $0 - $100,000                     5,162            $  274,968,031                      37.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                          2,063               286,471,547                     38.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                            494               118,578,659                     15.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                            143                49,674,786                      6.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $400,001 - $500,000                             24                10,825,516                      1.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $500,001 - $600,000                              5                 2,574,923                      0.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                       7,891            $  743,093,462                     100.00%
==========================================================================================================



NET MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                      NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
           NET MORTGAGE RATES                  LOANS         CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                                2             $     316,530                       0.04%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                3                   654,309                      0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                               94                19,275,033                      2.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                              291                47,389,745                      6.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              725               104,933,700                     14.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                            1,129               141,066,729                     18.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                            1,144               121,080,257                     16.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                            1,051               102,070,457                     13.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              663                57,059,310                      7.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              704                53,350,832                      7.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              415                29,243,467                      3.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              359                23,431,702                      3.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              167                10,467,545                      1.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                              201                 7,957,306                      1.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               98                 4,040,999                      0.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                              169                 5,756,117                      0.77
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                               96                 2,859,818                      0.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                              145                 3,687,618                      0.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.500% - 12.999%                               32                   852,642                      0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.499%                              396                 7,484,232                      1.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%                                7                   115,114                      0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                       7,891            $  743,093,462                     100.00%
==========================================================================================================





MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                       NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                            OUTSTANDING AS OF      PRINCIPAL BALANCE
                                            OF MORTGAGE       THE STATISTICAL    OUTSTANDING AS OF THE
             MORTGAGE RATES                    LOANS           CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                 25               $5,457,621                       0.73%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                 78               18,674,164                     2.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                387               69,090,502                     9.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                517               75,422,308                    10.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              1,384              174,403,286                    23.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              1,083              109,856,491                    14.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              1,492              131,519,249                    17.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                                738               55,967,888                     7.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                                679               46,276,494                     6.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                                257               16,525,602                     2.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                280               13,899,956                     1.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                102                4,024,580                     0.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                161                5,966,257                     0.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                                117                3,490,511                     0.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.500% - 12.999%                                154                4,024,183                     0.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.499%                                 23                  647,469                     0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%                                404                7,652,891                     1.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.499%                                  7                  125,231                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.500% - 14.999%                                  3                   68,777                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                         7,891           $  743,093,462                    100.00%
==========================================================================================================



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
            RANGE OF ORIGINAL                  NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
        LOAN-TO-VALUE RATIOS (1)               LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   0.01% - 50.00%                                418           $   27,167,104                       3.66%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                 124                9,346,137                      1.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%                                 244               24,417,368                      3.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%                                 278               30,545,680                      4.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%                                 515               51,831,248                      6.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%                                 744               79,218,531                     10.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%                               1,816              207,093,204                     27.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%                               1,030              114,309,973                     15.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%                               1,201              128,409,073                     17.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%                                 489               44,010,596                      5.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 95.01% - 100.00%                              1,032               26,744,549                      3.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================

(1) With respect to the Group I Loans secured by second liens, this table was calculated using the combined Loan-to-Value ratio.



GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                                               NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
           STATE OR TERRITORY                  LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 California                                      519           $   87,100,426                      11.72%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Florida                                         759               68,699,009                      9.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Texas                                           817               60,781,466                      8.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Michigan                                        462               35,785,381                      4.82
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 New York                                        228               34,179,577                      4.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Massachusetts                                   152               28,056,686                      3.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Alabama                                         408               27,939,508                      3.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Ohio                                            343               25,918,257                      3.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Tennessee                                       388               24,893,473                      3.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Indiana                                         353               23,547,432                      3.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 All Other States                              3,462              326,192,247                     43.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================


MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
              LOAN PURPOSE                     NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
                                               LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                      2,069           $  137,565,988                      18.51%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                             708               75,903,228                     10.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Equity Refinance                              5,114              529,624,247                     71.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================




MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
           DOCUMENTATION TYPE                  NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
                                               LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                            6,303           $  567,426,295                      76.36%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                         1,588              175,667,168                     23.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================



OCCUPANCY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                OCCUPANCY                      NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
                                               LOANS          CUT-OFF DATE     STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                             6,773           $  655,952,949                      88.27%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non Owner-occupied                            1,042               79,738,462                     10.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second/Vacation                                  76                7,402,052                      1.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        7,891           $  743,093,462                     100.00%
==========================================================================================================


MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                    NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS          CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                       6,636            $  605,775,071                      81.52%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two- to four- family units                     403                50,723,601                      6.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (detached)           340                43,605,569                      5.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)           164                14,784,360                      1.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (attached)           104                11,465,937                      1.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Manufactured Home                              141                 8,555,956                      1.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse                                       99                 7,837,928                      1.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Mid-Rise (5 to 8 stories)                  3                   317,817                      0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Leasehold                                        1                    27,223                      0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                       7,891            $  743,093,462                     100.00%
==========================================================================================================



CREDIT GRADES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                    NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS          CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                           3,166            $  339,009,007                      45.62%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                           2,645               245,166,842                     32.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AM                                           1,127                86,854,111                     11.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 B                                              625                48,817,728                      6.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 C                                              237                17,642,501                      2.37
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                              91                 5,603,274                      0.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                       7,891            $  743,093,462                     100.00%
==========================================================================================================



PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM               NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS          CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                         3,162            $  252,665,571                      34.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                      285                40,983,498                      5.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months                                      402                42,388,675                      5.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months                                    3,125               318,017,104                     42.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 48 Months                                       15                 1,469,276                      0.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60 Months                                      882                85,147,763                     11.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other(1)                                        20                 2,421,575                      0.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                       7,891            $  743,093,462                     100.00%
==========================================================================================================

(1)   Not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.





----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL

                            GROUP II-A MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance        $511,309,520.61
Number of Loans                                                       4,010
Average Current Loan Balance                                    $127,508.61      $12,600.00   $410,000.00
(1)  Weighted Average Original Loan-to-Value Ratio                   81.61%          11.00%        95.00%
(1) Weighted Average Mortgage Rate                                   7.923%          5.400%       13.930%
(1) Weighted Average Net Mortgage Rate                               6.202%          3.485%       13.350%
(1) Weighted Average Note Margin                                     7.486%          2.750%       12.600%
(1) Weighted Average Maximum Mortgage Rate                          14.376%         11.400%       19.930%
(1) Weighted Average Minimum Mortgage Rate                           7.906%          2.750%       13.930%
(1) Weighted Average Term to Next Rate Adjustment Rate                   26               4            37
(months)
(1) Weighted Average Remaining Term to Maturity (months)                359             172           360
(1) (2) Weighted Average Credit Score                                   614             440           797
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.87% of the Group II-A Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                    100.00%
                                              Fixed                                           0.00%

         Fully Amortizing Mortgage Loans                                                    100.00%

         Lien                                 First                                         100.00%
                                              Second                                          0.00%

         Property Type                        Single-family detached                         83.08%
                                              Planned Unit Development (detached)             6.17%
                                              Two- to four- family units                      5.64%
                                              Condo Low-Rise (less than 5                     2.87%
                                    stories)
                                              Planned Unit Development (attached)             0.99%
                                              Townhouse                                       0.69%
                                              Manufactured Home                               0.48%

         Occupancy Status                     Primary Residence                              91.87%
                                              Non Owner-occupied                              7.17%
                                              Second/Vacation                                 0.96%

         Geographic Distribution              California                                     18.46%
                                              Florida                                         6.87%
                                              Michigan                                        6.87%
                                              Minnesota                                       6.80%
                                              Illinois                                        5.29%
         Number of States (including DC)      49
         Largest Zip Code Concentration       92336                                           0.25%
         Loans with Mortgage Insurance                                                     [71.38%]
         Loans with Prepayment Penalties                                                     85.77%
----------------------------------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             CREDIT SCORES                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                     23             $    2,521,068                      0.49%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                       43                  3,976,056                     0.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539                                      148                 18,188,456                     3.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559                                      282                 32,778,252                     6.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579                                      442                 52,881,114                    10.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599                                      608                 75,526,037                    14.77
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619                                      809                106,834,984                    20.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                      644                 83,288,634                    16.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659                                      441                 59,650,284                    11.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679                                      248                 35,144,918                     6.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699                                      134                 16,770,851                     3.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719                                       84                 11,394,379                     2.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739                                       42                  5,505,152                     1.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759                                       26                  2,658,750                     0.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater                                  24                  3,512,566                     0.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                  3,998            $   510,631,501                     99.87%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)                                12                    678,019                     0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          PRINCIPAL BALANCES                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $1 - $100,000                     1,638            $   113,065,288                     22.11%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                          1,791                254,235,495                    49.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                            523                125,576,800                    24.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                             57                 18,021,938                     3.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $400,001 - $500,000                              1                    410,000                     0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



NET MORTGAGE RATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          NET MORTGAGE RATES                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                                1              $      84,477                      0.02%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                               21                  3,279,213                     0.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                              157                 26,590,721                     5.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                              414                 64,464,258                    12.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                              559                 80,610,174                    15.77
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              673                 85,127,113                    16.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              581                 69,621,483                    13.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              485                 56,630,981                    11.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              299                 35,273,157                     6.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              282                 34,083,722                     6.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              265                 29,338,817                     5.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              147                 14,907,523                     2.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                               69                  6,860,584                     1.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                               25                  2,131,396                     0.42
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               18                  1,359,365                     0.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                9                    769,948                     0.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                3                     99,794                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                1                     36,590                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.499%                                1                     40,204                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================




MORTGAGE RATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            MORTGAGE RATES                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                1              $     184,000                      0.04%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                               23                  3,773,763                     0.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              122                 21,427,830                     4.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              404                 65,929,528                    12.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              518                 76,164,851                    14.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              889                121,191,036                    23.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              629                 73,962,689                    14.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              793                 88,079,620                    17.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              337                 33,719,302                     6.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              187                 18,167,564                     3.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               52                  4,398,947                     0.86
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               36                  2,966,799                     0.58
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                               11                    995,757                     0.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                6                    271,040                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                                1                     36,590                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%                                1                     40,204                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
         LOAN-TO-VALUE RATIOS                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   0.01% - 50.00%                                73             $    6,917,735                      1.35%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                 36                  3,877,348                     0.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%                                 76                  8,677,684                     1.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%                                105                 12,545,621                     2.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%                                210                 25,309,486                     4.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%                                272                 33,494,718                     6.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%                              1,375                180,606,568                    35.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%                                633                 79,734,379                    15.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%                                955                123,047,128                    24.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%                                275                 37,098,853                     7.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
                                             NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          STATE OR TERRITORY                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 California                                     489            $    94,377,780                     18.46%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Florida                                        287                 35,142,137                     6.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Michigan                                       319                 35,140,166                     6.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Minnesota                                      238                 34,750,407                     6.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Illinois                                       218                 27,043,066                     5.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Texas                                          232                 26,009,998                     5.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Wisconsin                                      213                 21,661,589                     4.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Colorado                                       112                 18,103,458                     3.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 North Carolina                                 137                 16,073,125                     3.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 All Other States                             1,765                203,007,795                    39.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================


MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
             LOAN PURPOSE                    NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                     1,596            $   197,802,853                     38.69%
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                            205                 25,210,750                     4.93
----------------------------------------------------------------------------------------------------------
 Equity Refinance                             2,209                288,295,918                    56.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
          DOCUMENTATION TYPE                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                           3,259            $   404,984,024                     79.21%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                          751                106,325,497                    20.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



OCCUPANCY TYPES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               OCCUPANCY                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                            3,570            $   469,717,984                     91.87%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non Owner-occupied                             406                 36,676,937                     7.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second/Vacation                                 34                  4,914,600                     0.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                       3,395            $   424,784,085                     83.08%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (detached)           195                 31,561,005                     6.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two- to four- family units                     203                 28,816,660                     5.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)           116                 14,691,902                     2.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (attached)            35                  5,079,980                     0.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse                                       32                  3,540,014                     0.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Manufactured Home                               30                  2,473,271                     0.48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Mid-Rise (5 to 8 stories)                  2                    239,000                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Leasehold                                        1                     63,605                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo High-Rise (9 stories or more)              1                     60,000                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



CREDIT GRADES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                           1,702            $   222,822,477                     43.58%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                           1,159                154,539,363                    30.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AM                                             610                 75,154,019                    14.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 B                                              345                 38,357,490                     7.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 C                                              130                 14,516,357                     2.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                              64                  5,919,815                     1.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM              NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                           573            $    72,752,319                     14.23%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                      124                 18,771,014                     3.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months                                    1,868                255,348,275                    49.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months                                    1,431                162,101,749                    31.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)                                       14                  2,336,163                     0.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================

(1)   Not 0, 12, 24, or 36 months and not more than 36 months.




NOTE MARGINS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             NOTE MARGINS                     LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   2.500% - 2.999%                                1              $     288,825                      0.06%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                                1                    116,275                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                9                  1,726,196                     0.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                               47                  8,043,909                     1.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                               88                 14,202,243                     2.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              107                 15,689,384                     3.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              213                 30,742,108                     6.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              897                140,452,911                    27.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              425                 53,152,467                    10.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              638                 77,015,377                    15.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              642                 73,373,212                    14.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              517                 55,566,650                    10.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              224                 22,828,701                     4.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              116                 11,358,062                     2.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               56                  4,707,128                     0.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               18                  1,359,589                     0.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                6                    386,516                     0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                1                    103,963                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                                3                    155,726                     0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.500% - 12.999%                                1                     40,278                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================


MAXIMUM MORTGAGE RATES OF THE GROUP II-A LOANS


----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATES                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                               18             $    2,867,052                      0.56%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                              215                 34,205,742                     6.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                            1,081                156,771,543                    30.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.999%                            1,564                198,262,017                    38.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 15.000% - 15.999%                              834                 90,804,803                    17.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 16.000% - 16.999%                              247                 23,791,511                     4.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 17.000% - 17.999%                               44                  4,117,161                     0.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 18.000% - 18.999%                                5                    412,899                     0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 19.000% - 19.999%                                2                     76,794                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



MINIMUM MORTGAGE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATES                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   2.000% - 2.999%                                1              $     288,825                      0.06%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.999%                               13                  1,758,539                     0.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.999%                               71                 10,120,943                     1.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.999%                              531                 87,034,161                    17.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.999%                            1,311                182,717,763                    35.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.999%                            1,424                164,255,093                    32.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.999%                              538                 55,259,037                    10.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.999%                               96                  8,132,090                     1.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                               20                  1,510,475                     0.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                                4                    192,390                     0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                                1                     40,204                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------
          NEXT INTEREST RATE                 NUMBER        PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            ADJUSTMENT DATE                   LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2003                                        1              $      83,178                      0.02%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 July 2003                                        1                    217,875                     0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2003                                      1                    255,000                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2003                                    3                    242,564                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2004                                     4                    499,884                     0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2004                                    2                    313,744                     0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2004                                       1                    109,097                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2004                                       1                     43,646                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2004                                        3                    364,840                     0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2004                                      6                    601,950                     0.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2004                                  14                  1,802,117                     0.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2004                                    51                  6,494,113                     1.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2004                                  160                 21,526,923                     4.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2004                                  597                 85,498,867                    16.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2005                                 1,379                179,924,437                    35.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2005                                  606                 78,331,052                    15.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2005                                      50                  6,012,658                     1.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2005                                        2                    165,953                     0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 July 2005                                        1                    150,844                     0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2005                                      4                    288,906                     0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2005                                   6                    707,101                     0.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2005                                    27                  2,985,409                     0.58
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2005                                  118                 13,746,062                     2.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2005                                  105                 11,635,499                     2.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2006                                   465                 54,644,287                    10.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2006                                  344                 38,713,838                     7.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2006                                      58                  5,949,675                     1.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        4,010            $   511,309,521                    100.00%
==========================================================================================================



----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance        $511,309,424.77
Number of Loans                                                       3,846
Average Current Loan Balance                                    $132,945.77      $14,984.80   $640,000.00
(1)  Weighted Average Original Loan-to-Value Ratio                   81.46%           8.00%        95.00%
(1) Weighted Average Mortgage Rate                                   7.970%          5.500%       11.850%
(1) Weighted Average Net Mortgage Rate                               6.294%          3.490%       11.270%
(1) Weighted Average Note Margin                                     7.521%          4.100%       11.900%
(1) Weighted Average Maximum Mortgage Rate                          14.393%          7.875%       23.000%
(1) Weighted Average Minimum Mortgage Rate                           7.948%          4.625%       12.500%
(1) Weighted Average Term to Next Rate Adjustment Rate                   26               6            46
(months)
(1) Weighted Average Remaining Term to Maturity (months)                359             343           360
(1) (2) Weighted Average Credit Score                                   613             465           809
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.58% of the Group II Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                    100.00%
                                              Fixed                                           0.00%

         Fully Amortizing Mortgage Loans                                                    100.00%

         Lien                                 First                                         100.00%
                                              Second                                          0.00%

         Property Type                        Single-family detached                         82.16%
                                              Planned Unit Development (detached)             6.14%
                                              Two- to four- family units                      5.26%
                                              Condo Low-Rise (less than 5                     3.07%
                                    stories)
                                              Planned Unit Development (attached)             2.22%
                                              Manufactured Home                               0.56%
                                              Townhouse                                       0.52%

         Occupancy Status                     Primary Residence                              90.79%
                                              Non Owner-occupied                              8.69%
                                              Second/Vacation                                 0.52%

         Geographic Distribution              California                                     18.45%
                                              Michigan                                        9.36%
                                              Minnesota                                       6.35%
                                              Florida                                         6.33%
                                              Illinois                                        4.75%
         Number of States (including DC)      50
         Largest Zip Code Concentration       95687                                           0.31%
         Loans with Mortgage Insurance                                                     [68.89%]
         Loans with Prepayment Penalties                                                     84.02%
----------------------------------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             CREDIT SCORES                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                     31             $    2,704,096                      0.53%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                       44                  4,327,454                     0.85
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539                                      153                 14,493,707                     2.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559                                      327                 35,308,915                     6.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579                                      527                 59,539,867                    11.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599                                      550                 69,364,511                    13.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619                                      766                107,447,485                    21.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                      566                 87,231,187                    17.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659                                      382                 58,735,936                    11.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679                                      234                 33,504,353                     6.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699                                      108                 16,785,242                     3.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719                                       58                  7,748,840                     1.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739                                       37                  5,955,190                     1.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759                                       18                  3,157,991                     0.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater                                  15                  2,844,434                     0.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                  3,816            $   509,149,209                     99.58%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)                                30                  2,160,216                     0.42
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          PRINCIPAL BALANCES                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $1 - $100,000                     1,715            $   116,732,006                     22.83%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                          1,475                206,569,073                    40.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                            410                 98,625,020                    19.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                            214                 74,007,309                    14.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $400,001 - $500,000                             26                 11,967,606                     2.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $500,001 - $600,000                              5                  2,768,411                     0.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $600,001 - $700,000                              1                    640,000                     0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


NET MORTGAGE RATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          NET MORTGAGE RATES                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                                1              $     112,000                      0.02%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                               28                  6,122,839                     1.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                              107                 20,209,056                     3.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                              321                 56,478,172                    11.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                              484                 79,895,685                    15.63
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              545                 73,758,577                    14.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              611                 78,621,014                    15.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              504                 61,122,524                    11.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              361                 41,629,033                     8.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              247                 31,054,157                     6.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              292                 31,358,890                     6.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              163                 16,584,392                     3.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              103                  8,754,390                     1.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                               47                  3,876,471                     0.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               18                    987,593                     0.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                9                    507,328                     0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                5                    237,304                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


MORTGAGE RATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            MORTGAGE RATES                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                               22             $    4,845,530                      0.95%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                               82                 17,119,173                     3.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              369                 69,362,904                    13.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              412                 68,802,137                    13.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              782                113,904,655                    22.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              587                 73,009,283                    14.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              840                 95,195,738                    18.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              372                 36,252,572                     7.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              246                 22,295,420                     4.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               72                  6,536,091                     1.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               45                  3,131,429                     0.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                               11                    567,206                     0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                6                    287,288                     0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
         LOAN-TO-VALUE RATIOS                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   0.01% - 50.00%                               107             $    8,928,266                      1.75%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                 55                  5,221,317                     1.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%                                 82                  8,046,885                     1.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%                                105                 11,390,781                     2.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%                                188                 22,093,178                     4.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%                                271                 34,273,526                     6.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%                              1,222                176,916,653                    34.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%                                706                 92,198,349                    18.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%                                870                119,204,487                    23.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%                                240                 33,035,982                     6.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
                                             NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
          STATE OR TERRITORY                  LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 California                                     424            $    94,332,776                     18.45%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Michigan                                       472                 47,859,332                     9.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Minnesota                                      223                 32,482,411                     6.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Florida                                        264                 32,388,814                     6.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Illinois                                       184                 24,282,488                     4.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Texas                                          189                 23,524,322                     4.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Wisconsin                                      185                 19,097,103                     3.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Colorado                                       103                 17,747,493                     3.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 All Other States                             1,802                219,594,686                    42.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
             LOAN PURPOSE                    NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                     1,403            $   188,251,019                     36.82%
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                            224                 29,438,763                     5.76
----------------------------------------------------------------------------------------------------------
 Equity Refinance                             2,219                293,619,643                    57.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
          DOCUMENTATION TYPE                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                           3,120            $   405,234,826                     79.25%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                          726                106,074,599                    20.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



OCCUPANCY TYPES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               OCCUPANCY                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                            3,356            $   464,220,854                     90.79%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non Owner-occupied                             468                 44,417,406                     8.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second/Vacation                                 22                  2,671,165                     0.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                       3,257            $   420,071,128                     82.16%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (detached)           159                 31,385,587                     6.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two- to four- family units                     191                 26,916,840                     5.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)           114                 15,689,868                     3.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (attached)            62                 11,375,877                     2.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Manufactured Home                               37                  2,844,116                     0.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse                                       25                  2,660,823                     0.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo High-Rise (9 stories or more)              1                    365,185                     0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



CREDIT GRADES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                           1,531            $   223,834,593                     43.78%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                           1,029                146,716,297                    28.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AM                                             659                 79,419,555                    15.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 B                                              414                 43,001,848                     8.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 C                                              145                 12,718,745                     2.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                              68                  5,618,386                     1.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM              NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                           547            $    81,728,869                     15.98%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                      131                 22,203,604                     4.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months                                    1,565                223,410,849                    43.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months                                    1,314                155,252,386                    30.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 48 Months                                        4                    502,800                     0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60 Months                                      257                 24,499,096                     4.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)                                       28                  3,711,821                     0.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================

(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.




NOTE MARGINS OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
             NOTE MARGINS                     LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                7             $    1,887,171                      0.37%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                               31                  6,661,490                     1.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                               93                 17,142,337                     3.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              104                 19,859,647                     3.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              221                 37,794,911                     7.39
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                              693                117,292,810                    22.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                              371                 48,723,417                     9.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                              624                 78,770,309                    15.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                              646                 77,557,106                    15.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              542                 58,013,669                    11.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              286                 28,613,147                     5.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              119                 10,826,203                     2.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               57                  3,997,354                     0.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               41                  3,051,332                     0.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                7                    477,412                     0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                4                    641,111                     0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================


MAXIMUM MORTGAGE RATES OF THE GROUP II-B LOANS


----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATES                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.999%                                1              $      79,945                      0.02%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                               14                  3,032,417                     0.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                              192                 33,983,928                     6.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                              972                159,027,058                    31.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.999%                            1,456                186,140,765                    36.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 15.000% - 15.999%                              878                 97,957,474                    19.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 16.000% - 16.999%                              283                 26,620,855                     5.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 17.000% - 17.999%                               40                  3,601,034                     0.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 18.000% - 18.999%                                8                    449,751                     0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 20.000% - 20.999%                                1                    201,339                     0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 23.000% - 23.999%                                1                    214,858                     0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================




MINIMUM MORTGAGE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATES                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.999%                                8             $    1,314,538                      0.26%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.999%                               61                 11,555,182                     2.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.999%                              482                 89,979,172                    17.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.999%                            1,115                165,815,487                    32.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.999%                            1,416                171,246,520                    33.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.999%                              600                 58,728,188                    11.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.999%                              139                 10,798,444                     2.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                               24                  1,776,495                     0.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                                1                     95,400                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------
          NEXT INTEREST RATE                 NUMBER        PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL     OUTSTANDING AS OF THE
            ADJUSTMENT DATE                   LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2003                                      1              $     380,000                      0.07%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2003                                    1                     90,467                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2004                                       2                    178,494                     0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2004                                       2                    201,467                     0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 May 2004                                         2                    581,712                     0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2004                                        5                    672,940                     0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 July 2004                                        4                    484,325                     0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2004                                      6                    717,914                     0.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2004                                  11                  2,061,391                     0.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2004                                    49                  6,819,243                     1.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2004                                  153                 22,702,659                     4.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2004                                  476                 70,717,111                    13.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2005                                 1,306                178,919,172                    34.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2005                                  582                 76,176,959                    14.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2005                                      55                  7,712,045                     1.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2005                                       1                     96,988                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 May 2005                                         1                    100,687                     0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2005                                        2                    253,726                     0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2005                                      6                  1,405,166                     0.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2005                                   5                    537,948                     0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2005                                    28                  3,345,861                     0.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2005                                   92                 12,410,031                     2.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2005                                  112                 13,888,120                     2.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2006                                   555                 65,699,740                    12.85
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2006                                  342                 40,236,036                     7.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2006                                      46                  4,892,762                     0.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2006                                    1                     26,462                     0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                        3,846            $   511,309,425                    100.00%
==========================================================================================================



                         NET WAC RATE RELATED TO THE CLASS A-II AND M-II CERTIFICATES
---------------------------------------------------------------------------------------------
  PERIOD    PAY DATE  NET WAC      NET WAC        PERIOD       PAY DATE    NET     NET WAC
                                                                           WAC
                       RATE(1)     RATE(2)                                 RATE(1)  RATE(2)
---------------------------------------------------------------------------------------------
     1       4/25/03    8.149       8.149           35          2/25/06     6.915   10.475
     2       5/25/03    6.248       7.250           36          3/25/06     7.656   11.598
     3       6/25/03    6.046       7.250           37          4/25/06     6.915   10.475
     4       7/25/03    6.248       7.250           38          5/25/06     7.145   10.825
     5       8/25/03    6.046       7.250           39          6/25/06     6.915   10.476
     6       9/25/03    6.046       7.250           40          7/25/06     7.145   10.987
     7      10/25/03    6.248       7.250           41          8/25/06     6.915   11.616
     8      11/25/03    6.046       7.250           42          9/25/06     6.915   11.616
     9      12/25/03    6.248       7.250           43         10/25/06     7.145   12.003
    10       1/25/04    6.046       7.250           44         11/25/06     6.915   11.616
    11       2/25/04    6.046       7.250           45         12/25/06     7.145   12.003
    12       3/25/04    6.463       7.250           46          1/25/07     6.915   11.773
    13       4/25/04    6.046       7.250           47          2/25/07     6.915   11.972
    14       5/25/04    6.248       7.250           48          3/25/07     7.656   13.254
    15       6/25/04    6.046       7.250           49          4/25/07     6.915   11.972
    16       7/25/04    6.248       7.250           50          5/25/07     7.145   12.371
    17       8/25/04    6.046       7.250           51          6/25/07     6.915   11.972
    18       9/25/04    6.046       7.250           52          7/25/07     7.145   12.533
    19      10/25/04    6.248       7.250           53          8/25/07     6.915   12.268
    20      11/25/04    6.046       7.250           54          9/25/07     6.915   12.268
    21      12/25/04    6.248       7.250           55         10/25/07     7.145   12.677
    22       1/25/05    6.046       7.250           56         11/25/07     6.915   12.268
    23       2/25/05    6.648       8.004           57         12/25/07     7.145   12.677
    24       3/25/05    7.360       8.862           58          1/25/08     6.915   12.271
    25       4/25/05    6.648       8.005           59          2/25/08     6.915   12.277
    26       5/25/05    6.869       8.272           60          3/25/08     7.392   13.123
    27       6/25/05    6.648       8.005           61          4/25/08     6.915   12.277
    28       7/25/05    6.869       8.272           62          5/25/08     7.145   12.686
    29       8/25/05    6.648       8.848           63          6/25/08     6.915   12.277
    30       9/25/05    6.648       8.848           64          7/25/08     7.145   12.686
    31      10/25/05    6.869       9.143           65          8/25/08     6.915   12.277
    32      11/25/05    6.648       8.849           66          9/25/08     6.915   12.277
    33      12/25/05    6.869       9.144           67         10/25/08     7.145   12.686
    34       1/25/06    6.787       9.263           68         11/25/08       -     12.277
---------------------------------------------------------------------------------------------
(1) Assumes the 6-month LIBOR remains constant at [1.34]% and run at the pricing speed to call.  (2) Assumes the 6-month  LIBOR  instantaneously  increases  to a level beyond the highest maximum obtainable
    rate on the  Mortgage  Loans and run at the pricing  speed to call.  Assumes
    1-month  LIBOR equal 20.00% and payments  are received  from the  applicable
    Yield Maintenance Agreement(s).


                             BOND SUMMARY (TO CALL)

CLASS A-I-1
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                    9.78       1.51       1.09        0.90       0.77       0.67
  Modified Duration (at par)              8.91       1.48       1.07        0.89       0.76       0.66
  First Principal Payment Date          4/25/03    4/25/03     4/25/03    4/25/03    4/25/03    4/25/03
  Last Principal Payment Date           3/25/19    3/25/06     4/25/05    11/25/04   8/25/04    5/25/04
  Principal Payment Window (Months)       192         36         25          20         17         14

CLASS A-I-2
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   18.30       3.68       2.51        2.00       1.66       1.39
  Modified Duration (at par)             14.81       3.49       2.41        1.93       1.61       1.35
  First Principal Payment Date          3/25/19    3/25/06     4/25/05    11/25/04   8/25/04    5/25/04
  Last Principal Payment Date           9/25/23    8/25/07     3/25/06    7/25/05    2/25/05    10/25/04
  Principal Payment Window (Months)        55         18         12          9          7          6

CLASS A-I-3
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   23.15       6.08       3.90        3.00       2.40       1.98
  Modified Duration (at par)             16.79       5.50       3.64        2.84       2.29       1.90
  First Principal Payment Date          9/25/23    8/25/07     3/25/06    7/25/05    2/25/05    10/25/04
  Last Principal Payment Date           9/25/28    2/25/12     5/25/08    2/25/07    2/25/06    8/25/05
  Principal Payment Window (Months)        61         55         27          20         13         11

CLASS A-I-4
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.72      11.67       7.19        5.00       3.86       2.80
  Modified Duration (at par)             16.50       9.23       6.15        4.47       3.52       2.61
  First Principal Payment Date          9/25/28    2/25/12     5/25/08    2/25/07    2/25/06    8/25/05
  Last Principal Payment Date           2/25/31    1/25/18     7/25/13    10/25/09   2/25/08    12/25/06
  Principal Payment Window (Months)        30         72         63          33         25         17

CLASS A-I-5
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   27.98      14.81       10.79       8.30       6.27       4.69
  Modified Duration (at par)             14.73      10.23       8.15        6.63       5.25       4.08
  First Principal Payment Date          2/25/31    1/25/18     7/25/13    10/25/09   2/25/08    12/25/06
  Last Principal Payment Date           3/25/31    1/25/18     1/25/14    10/25/11   3/25/10    11/25/08
  Principal Payment Window (Months)        2          1           7          25         26         24


                             BOND SUMMARY (TO CALL)

CLASS A-I-6
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   13.26       7.74       6.94        6.48       5.95       5.23
  Modified Duration (at par)              9.79       6.41       5.86        5.54       5.15       4.61
  First Principal Payment Date          4/25/06    4/25/06     4/25/06    4/25/06    6/25/06    9/25/06
  Last Principal Payment Date           3/25/31    1/25/18     1/25/14    10/25/11   3/25/10    11/25/08
  Principal Payment Window (Months)       300        142         94          67         46         27

CLASS M-I-1
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   24.99      10.21       7.19        5.68       4.76       4.14
  Modified Duration (at par)             14.40       7.79       5.88        4.81       4.14       3.67
  First Principal Payment Date          10/25/22   5/25/08    10/25/06    4/25/06    5/25/06    6/25/06
  Last Principal Payment Date           3/25/31    1/25/18     1/25/14    10/25/11   3/25/10    11/25/08
  Principal Payment Window (Months)       102        117         88          67         47         30

CLASS M-I-2
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   24.99      10.21       7.19        5.68       4.73       4.06
  Modified Duration (at par)             13.55       7.54       5.74        4.72       4.05       3.55
  First Principal Payment Date          10/25/22   5/25/08    10/25/06    4/25/06    4/25/06    5/25/06
  Last Principal Payment Date           3/25/31    1/25/18     1/25/14    10/25/11   3/25/10    11/25/08
  Principal Payment Window (Months)       102        117         88          67         48         31

CLASS M-I-3
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   24.74       9.71       6.79        5.35       4.45       3.81
  Modified Duration (at par)             12.32       6.96       5.30        4.37       3.75       3.28
  First Principal Payment Date          10/25/22   5/25/08    10/25/06    4/25/06    4/25/06    4/25/06
  Last Principal Payment Date           3/25/31    1/25/18     1/25/14    10/25/11   3/25/10    11/25/08
  Principal Payment Window (Months)       102        117         88          67         48         32


                             BOND SUMMARY (TO CALL)

CLASS A-II-B
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   20.07       4.50       3.05       2.28       1.79        1.45
  Modified Duration (at par)             16.55       4.21       2.91       2.20       1.74        1.41
  First Principal Payment Date          4/25/03    4/25/03    4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date          12/25/31    10/25/14   11/25/10   10/25/08    6/25/07    7/25/06
  Principal Payment Window (Months)       345        139         92         67         51          40

CLASS M-II-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.55       7.67       5.13       4.06       3.65        3.31
  Modified Duration (at par)             20.32       6.97       4.80       3.85       3.48        3.18
  First Principal Payment Date         12/25/25    1/25/07    4/25/06    5/25/06     7/25/06    7/25/06
  Last Principal Payment Date          12/25/31    10/25/14   11/25/10   10/25/08    6/25/07    7/25/06
  Principal Payment Window (Months)       73          94         56         30         12          1

CLASS M-II-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.51       7.54       5.04       3.93       3.44        3.26
  Modified Duration (at par)             17.97       6.57       4.58       3.65       3.22        3.06
  First Principal Payment Date         12/25/25    1/25/07    4/25/06    4/25/06     4/25/06    4/25/06
  Last Principal Payment Date          12/25/31    10/25/14   11/25/10   10/25/08    6/25/07    7/25/06
  Principal Payment Window (Months)       73          94         56         31         15          4

CLASS M-II-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.30       5.69       3.86       3.21       3.06        3.06
  Modified Duration (at par)             14.97       4.91       3.47       2.93       2.81        2.81
  First Principal Payment Date         12/25/25    1/25/07    4/25/06    4/25/06     4/25/06    4/25/06
  Last Principal Payment Date           9/25/30    6/25/11    9/25/08    3/25/07     4/25/06    4/25/06
  Principal Payment Window (Months)       58          54         30         12          1          1


                                           BOND SUMMARY (TO MATURITY)

CLASS A-I-1
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                    9.78       1.51       1.09        0.90       0.77       0.67
  Modified Duration (at par)              8.91       1.48       1.07        0.89       0.76       0.66
  First Principal Payment Date          4/25/03    4/25/03     4/25/03    4/25/03    4/25/03    4/25/03
  Last Principal Payment Date           3/25/19    3/25/06     4/25/05    11/25/04   8/25/04    5/25/04
  Principal Payment Window (Months)       192         36         25          20         17         14

CLASS A-I-2
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   18.30       3.68       2.51        2.00       1.66       1.39
  Modified Duration (at par)             14.81       3.49       2.41        1.93       1.61       1.35
  First Principal Payment Date          3/25/19    3/25/06     4/25/05    11/25/04   8/25/04    5/25/04
  Last Principal Payment Date           9/25/23    8/25/07     3/25/06    7/25/05    2/25/05    10/25/04
  Principal Payment Window (Months)        55         18         12          9          7          6

CLASS A-I-3
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   23.15       6.08       3.90        3.00       2.40       1.98
  Modified Duration (at par)             16.79       5.50       3.64        2.84       2.29       1.90
  First Principal Payment Date          9/25/23    8/25/07     3/25/06    7/25/05    2/25/05    10/25/04
  Last Principal Payment Date           9/25/28    2/25/12     5/25/08    2/25/07    2/25/06    8/25/05
  Principal Payment Window (Months)        61         55         27          20         13         11

CLASS A-I-4
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.72      11.67       7.19        5.00       3.86       2.80
  Modified Duration (at par)             16.50       9.23       6.15        4.47       3.52       2.61
  First Principal Payment Date          9/25/28    2/25/12     5/25/08    2/25/07    2/25/06    8/25/05
  Last Principal Payment Date           2/25/31    1/25/18     7/25/13    10/25/09   2/25/08    12/25/06
  Principal Payment Window (Months)        30         72         63          33         25         17

CLASS A-I-5
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   28.68      19.12       14.15      10.97       8.07       5.29
  Modified Duration (at par)             14.90      11.93       9.81        8.14       6.36       4.48
  First Principal Payment Date          2/25/31    1/25/18     7/25/13    10/25/09   2/25/08    12/25/06
  Last Principal Payment Date           8/25/32    5/25/30     7/25/25    6/25/21    3/25/18    8/25/15
  Principal Payment Window (Months)        19        149         145        141        122        105


                           BOND SUMMARY (TO MATURITY)

CLASS A-I-6
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   13.26       7.76       6.99        6.62       6.42       6.33
  Modified Duration (at par)              9.79       6.42       5.90        5.63       5.49       5.42
  First Principal Payment Date          4/25/06    4/25/06     4/25/06    4/25/06    6/25/06    9/25/06
  Last Principal Payment Date           6/25/32    2/25/30     5/25/25    3/25/21    1/25/18    6/25/15
  Principal Payment Window (Months)       315        287         230        180        140        106

CLASS M-I-1
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.13      10.98       7.77        6.17       5.16       4.47
  Modified Duration (at par)             14.44       8.13       6.19        5.11       4.40       3.91
  First Principal Payment Date          10/25/22   5/25/08    10/25/06    4/25/06    5/25/06    6/25/06
  Last Principal Payment Date           5/25/32    10/25/25   12/25/19    11/25/16   6/25/14    4/25/12
  Principal Payment Window (Months)       116        210         159        128         98         71

CLASS M-I-2
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.10      10.76       7.62        6.02       5.02       4.29
  Modified Duration (at par)             13.57       7.77       5.96        4.92       4.23       3.71
  First Principal Payment Date          10/25/22   5/25/08    10/25/06    4/25/06    4/25/06    5/25/06
  Last Principal Payment Date           3/25/32    8/25/23     1/25/18    4/25/15    2/25/13    3/25/11
  Principal Payment Window (Months)       114        184         136        109         83         59

CLASS M-I-3
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   24.76       9.77       6.84        5.39       4.49       3.83
  Modified Duration (at par)             12.32       6.98       5.32        4.39       3.77       3.30
  First Principal Payment Date          10/25/22   5/25/08    10/25/06    4/25/06    4/25/06    4/25/06
  Last Principal Payment Date           8/25/31    11/25/19    7/25/15    12/25/12   2/25/11    8/25/09
  Principal Payment Window (Months)       107        139         106         81         59         41


                           BOND SUMMARY (TO MATURITY)

CLASS A-II-B
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   20.12       4.86       3.30       2.46       1.93        1.54
  Modified Duration (at par)             16.58       4.49       3.13       2.36       1.86        1.50
  First Principal Payment Date          4/25/03    4/25/03    4/25/03    4/25/03     4/25/03    4/25/03
  Last Principal Payment Date           1/25/33    12/25/26   12/25/19   6/25/15     7/25/12    7/25/10
  Principal Payment Window (Months)       358        285        201        147         112         88

CLASS M-II-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.65       8.22       5.52       4.33       3.86        3.92
  Modified Duration (at par)             20.38       7.40       5.12       4.09       3.68        3.73
  First Principal Payment Date         12/25/25    1/25/07    4/25/06    5/25/06     7/25/06    9/25/06
  Last Principal Payment Date          10/25/32    4/25/20    9/25/14    7/25/11     7/25/09    3/25/08
  Principal Payment Window (Months)       83         160        102         63         37          19

CLASS M-II-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.55       7.71       5.16       4.02       3.50        3.35
  Modified Duration (at par)             17.99       6.69       4.67       3.72       3.27        3.14
  First Principal Payment Date         12/25/25    1/25/07    4/25/06    4/25/06     4/25/06    4/25/06
  Last Principal Payment Date           7/25/32    9/25/17    11/25/12   3/25/10     7/25/08    5/25/07
  Principal Payment Window (Months)       80         129         80         48         28          14

CLASS M-II-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.30       5.69       3.86       3.21       3.06        3.06
  Modified Duration (at par)             14.97       4.91       3.47       2.93       2.81        2.81
  First Principal Payment Date         12/25/25    1/25/07    4/25/06    4/25/06     4/25/06    4/25/06
  Last Principal Payment Date           9/25/30    6/25/11    9/25/08    3/25/07     4/25/06    4/25/06
  Principal Payment Window (Months)       58          54         30         12          1          1


